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                                                                        EX-21.1

                           SUBSIDIARIES OF REGISTRANT
                                  EXHIBIT 21.1
                       SUBSIDIARIES OF MIRANT CORPORATION
    The voting stock of each company shown indented is owned by the company immediately above which is not indented to the same degree.

                                                                                                          Jurisdiction of
Name of Company                                                                                           Organization
---------------                                                                                           ---------------
Mirant Corporation........................................................................................Delaware
   Mirant Trust I.........................................................................................Delaware
   Mirant Capital Management, LLC.........................................................................Delaware
      Mirant Capital, Inc.................................................................................Delaware
         Mirant Fund 2001, LLC............................................................................Delaware
         (93.46% - Mirant Capital, Inc.; 6.54% - Third party)
            Cheng Power Systems, Inc......................................................................California
            (6.4% - Mirant Fund 2001, LLC; 93.6% - Third parties)
            Gunderboom, Inc...............................................................................Alaska
            (38% - Mirant Fund 2001, LLC; 62% - Third parties)
            Axonn, L.L.C..................................................................................Louisiana
            (16% - Mirant Fund 2001, LLC; 84% - Third parties)
            Industrial Technology Ventures, LP............................................................Georgia
            (4% - Mirant Fund 2001, LLC; 96% - Third parties)
            Phonex Broadband Corp.........................................................................Utah
            (7.53% - Mirant Fund 2001, LLC; 92.47% Third parties)
   Mirant Services, LLC...................................................................................Delaware
      Mirant Hong Kong Membership, Inc....................................................................Delaware
         Ravensdown Assets Limited........................................................................British Virgin Islands
      Mirant Mid-Atlantic Services, LLC...................................................................Delaware
      Mirant (Bermuda), LTD...............................................................................Bermuda
      Mirant Energy Marketing Austria GmbH................................................................Austria
   Mirant Potomac River, LLC..............................................................................Delaware
   Mirant Peaker, LLC.....................................................................................Delaware
   Mirant Americas, Inc...................................................................................Delaware
      Mirant Intellectual Asset Management and Marketing, LLC.............................................Delaware
      Shady Hills Power Company, L.L.C....................................................................Delaware
      West Georgia Generating Company, L.L.C..............................................................Delaware
      Mirant Oregon, LLC..................................................................................Delaware
            Coyote Springs 2, LLC.........................................................................Delaware
            (50% - Mirant Oregon, LLC; 50% - Third party)
      Mirant North Carolina Investments, Inc..............................................................Delaware
         Mirant Gastonia, LLC.............................................................................Delaware
      Mirant Construction Holdings, LLC...................................................................Delaware
         Mint Farm Generation, LLC........................................................................Delaware
         Mirant Sugar Creek Ventures, Inc.................................................................Delaware
         Mirant Sugar Creek Holdings, Inc.................................................................Delaware
            Mirant Sugar Creek, LLC.......................................................................Indiana
            (60% - Mirant Sugar Creek Ventures, Inc.; 40% - Mirant Sugar Creek Holdings, Inc.)
      MMD ONE, Inc.......................................................................................Delaware
      MMD TWO, Inc.......................................................................................Delaware
         Mirant de Mexico, S. de R.L. de C.V.............................................................Mexico
         (50% - MMD ONE, Inc.; 50% - MMD TWO, Inc.)
         Propiedades Punta Mexicana, S. de R.L. de C.V...................................................Mexico
         (50% - MMD ONE, Inc.; 50% - MMD TWO, Inc.)
      Mirant Special Procurement, Inc....................................................................Delaware
      Mirant Americas Procurement, Inc...................................................................Delaware
      Mirant Michigan Investments, Inc...................................................................Delaware
         Mirant Zeeland, LLC.............................................................................Delaware
         Mirant Wyandotte, LLC...........................................................................Delaware


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
Mirant Birchwood, Inc...................................................................................................Delaware
   Birchwood Power Partners, L.P........................................................................................Delaware
   (50% - Mirant Birchwood, Inc.; 50% - Third party)
   Greenhost, Inc.......................................................................................................Delaware
   (50% - Mirant Birchwood, Inc.; 50% - Third party)
Mirant Wichita Falls Investments, Inc...................................................................................Delaware
Mirant Wichita Falls Management, Inc....................................................................................Delaware
   Mirant Wichita Falls, LP.............................................................................................Delaware
   (99% - Mirant Wichita Falls Investments, Inc.; 1% - Mirant Wichita Falls Management, Inc.)
Mirant Nevada Wellcom, LLC..............................................................................................Delaware
   Wellcom, LLC.........................................................................................................Nevada
   (50% - Mirant Nevada Wellcom, LLC; 50% - Third party)
Mirant Las Vegas, LLC...................................................................................................Delaware
Mirant Perryville Investments, Inc......................................................................................Delaware
Mirant Wrightsville Investments, Inc....................................................................................Delaware
Mirant Wrightsville Management, Inc.....................................................................................Delaware
   Wrightsville Power Facility, L.L.C...................................................................................Delaware
   (1% - Mirant Wrightsville Management, Inc.; 50% - Mirant Wrightsville Investments, Inc.;
   49% - Third party)
   Wrightsville Development and Funding, L.L.C..........................................................................Delaware
   (1% - Mirant Wrightsville Management, Inc.; 50% - Mirant Wrightsville Investments, Inc.;
   49% - Third party)
Mirant Portage County, LLC..............................................................................................Delaware
Mirant Dickerson Development, LLC.......................................................................................Delaware
Mirant Chalk Point Development, LLC.....................................................................................Delaware
Mirant Danville, LLC....................................................................................................Delaware
Peace River Station, L.L.C..............................................................................................Florida
Midway Energy Center, L.L.C.............................................................................................Florida
Mirant Americas Generation, LLC.........................................................................................Delaware
   Mirant New York, Inc.................................................................................................Delaware
   Mirant New York Investments, Inc.....................................................................................Delaware
      Mirant Bowline, LLC...............................................................................................Delaware
      (99% - Mirant New York Investments, Inc.; 1% - Mirant New York, Inc.)
      Mirant Lovett, LLC................................................................................................Delaware
      (99% - Mirant New York Investments, Inc.; 1% - Mirant New York, Inc.)
      Mirant NY-Gen, LLC................................................................................................Delaware
      (99% - Mirant New York Investments, Inc.; 1% - Mirant New York, Inc.)
      Hudson Valley Gas Corporation.....................................................................................New York
   Mirant California Investments, Inc...................................................................................Delaware
      Mirant California, LLC............................................................................................Delaware
         Mirant Delta, LLC..............................................................................................Delaware
         Mirant Potrero, LLC............................................................................................Delaware
         Mirant Bay Area Procurement, LLC...............................................................................Delaware
   Mirant New England, Inc..............................................................................................Delaware
      Mirant Canal, LLC.................................................................................................Delaware
      Mirant Kendall, LLC...............................................................................................Delaware
      Mirant New England, LLC...........................................................................................Delaware
   Mirant Wisconsin Investments, Inc....................................................................................Delaware
      Mirant Neenah, LLC................................................................................................Delaware
   Mirant Texas Management, Inc.........................................................................................Delaware
   Mirant Texas Investments, Inc........................................................................................Delaware
      Mirant Central Texas, LP..........................................................................................Delaware
      (99% - Mirant Texas Investments, Inc.; 1% - Mirant Texas Management, Inc.)
      Mirant Texas, LP..................................................................................................Delaware
      (99% - Mirant Texas Investments, Inc.; 1% - Mirant Texas Management, Inc.)
      Mirant Parker, LLC................................................................................................Delaware
      (99% - Mirant Texas Investments, Inc.; 1% - Mirant Texas Management, Inc.)
   Mirant Mid-Atlantic, LLC.............................................................................................Delaware
         Mirant Chalk Point, LLC........................................................................................Delaware


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
         Mirant D.C. O&M, LLC................................................................................Delaware
         Mirant Piney Point, LLC.............................................................................Delaware
         Mirant MD Ash Management, LLC.......................................................................Delaware
Mirant Americas Development, Inc.............................................................................Georgia
   Mirant Americas Development Capital, LLC..................................................................Delaware
Mirant Americas Energy Marketing Investments, Inc............................................................Georgia
   Mirant Americas Production Company........................................................................Delaware
      Mirant South Louisiana Fee, LLC........................................................................Delaware
      Mirant South Louisiana Production, LLC.................................................................Delaware
   Mirant Canada Energy Marketing Investments, Inc...........................................................Alberta
      Mirant Canada Energy Marketing, Ltd....................................................................Alberta
         Mirant Canada Energy Services, Ltd..................................................................Alberta
         Mirant Canada Energy Resources, Ltd.................................................................Alberta
         Mirant Canada Energy Trading Partnership............................................................Alberta
         (99% - Mirant Canada Energy Marketing, Ltd.; 1% - Mirant Canada Energy Marketing Investments, Inc.)
      Mirant Canada Gas Marketing, Ltd.......................................................................Alberta
      Mirant Canada Energy Capital, Ltd......................................................................New Brunswick
   Mirant Americas Energy Capital, LP........................................................................Delaware
   (99% - Mirant Americas Energy Marketing Investments, Inc.; 1% - Mirant Americas Development, Inc.)
      Mirant Americas Energy Capital Assets, LLC.............................................................Delaware
   Mirant Americas Energy Marketing, LP......................................................................Delaware
   (99% - Mirant Americas Energy Marketing Investments, Inc.; 1% - Mirant Americas Development, Inc.)
      Mirant Americas Gas Marketing I, LLC...................................................................Delaware
      Mirant Americas Gas Marketing II, LLC..................................................................Delaware
      Mirant Americas Gas Marketing III, LLC.................................................................Delaware
      Mirant Americas Gas Marketing IV, LLC..................................................................Delaware
      Mirant Americas Gas Marketing V, LLC...................................................................Delaware
      Mirant Americas Gas Marketing VI, LLC..................................................................Delaware
      Mirant Americas Gas Marketing VII, LLC.................................................................Delaware
      Mirant Americas Gas Marketing VIII, LLC................................................................Delaware
      Mirant Americas Gas Marketing IX, LLC..................................................................Delaware
      Mirant Americas Gas Marketing X, LLC...................................................................Delaware
      Mirant Americas Gas Marketing XI, LLC..................................................................Delaware
      Mirant Americas Gas Marketing XII, LLC.................................................................Delaware
      Mirant Americas Gas Marketing XIII, LLC................................................................Delaware
      Mirant Americas Gas Marketing XIV, LLC.................................................................Delaware
      Mirant Americas Gas Marketing XV, LLC..................................................................Delaware
      Mirant Americas Retail Energy Marketing, LP............................................................Delaware
      (99% - Mirant Americas Energy Marketing, LP; 1% - Mirant Americas Development, Inc.)
      IntercontinentalExchange, Inc..........................................................................Delaware
      (4.87% - Mirant Americas Energy Marketing, LP; 95.13% - Third Parties)
      Mirant Energy Trading, LLC.............................................................................Delaware
Mirant International Investments, Inc........................................................................Delaware
   Mirant International Ventures I, Inc......................................................................Delaware
   Mirant International Ventures II, Inc.....................................................................Delaware
      Mirant Global Finance Investments Limited..............................................................British Virgin Islands
      (50% - Mirant International Ventures I, Inc.; 50% - Mirant International Ventures II, Inc.)
        Mirant Global Finance Holdings.......................................................................Ireland
   Mirant do Brasil Ltda.....................................................................................Brazil
   (99.99% - Mirant International Investments, Inc.; .01% - Mirant Services, LLC)
   Southern Energy Mauritius Limited.........................................................................Mauritius
   SEMAR Ltd.................................................................................................Mauritius
   SE Newco Limited..........................................................................................Mauritius
   Mirant Asia-Pacific (Korea) Ventures B.V..................................................................Netherlands
   Mirant Asia-Pacific Investments B.V.......................................................................Netherlands
   Mirant Asia-Pacific Ventures, Inc.........................................................................Delaware
     Mirant Asia-Pacific (Guam) Investments, Inc.............................................................Delaware
         Mirant Guam (Tanguisson) Corp.......................................................................Hawaii


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
Mirant Asia-Pacific Holdings, Inc. ..........................................................................Delaware
  Mirant Asia-Pacific Limited ...............................................................................Bermuda
  (90% - Mirant Asia-Pacific Ventures, Inc.; 10% - Mirant Asia-Pacific Holdings, Inc.)
     Mirant Asia-Pacific (Korea) Development Limited ........................................................British Virgin Islands
     MAP Navotas I Limited ..................................................................................Hong Kong
       Mirant (Philippines) Project Holdings Corporation ....................................................Philippines
     Navotas II Holdings (BVI) Corp..........................................................................British Virgin Islands
     MAP Mobile Power Systems (BVI) Corporation..............................................................British Virgin Islands
     MAP Pagbilao Limited ...................................................................................Hong Kong
     MAP Pangasinan Limited..................................................................................British Virgin Islands
       Mirant Sual Investments Corporation ..................................................................Philippines
       Mirant (Philippines) Corporation .....................................................................Philippines
       (40.27% - MAP Pagbilao Limited; 4.33% - MAP Mobile Power Systems (BVI) Corporation;
       4.10% - Navotas II Holdings (BVI) Corp.; 2.55% - MAP Navotas I Limited; 48.75% - MAP Pangasinan Limited)
            Mirant Pagbilao Corporation......................................................................Philippines
            (87.22% - Mirant (Philippines) Corporation; 12.78% - Third parties)
            Mirant (Philippines) Energy Corporation..........................................................Philippines
               Mirant (Philippines) Services Corporation.....................................................Philippines
               Mirant (Philippines) Island Generation Corporation............................................Philippines
               Mirant (Philippines) Rural Power Corporation..................................................Philippines
               LISP III Power Corporation....................................................................Philippines
               (40% - Mirant (Philippines) Energy Corporation; 60% - Third party)
            Mirant Toledo Holdings Corporation...............................................................Philippines
               ARB Power Ventures, Inc.......................................................................Philippines
               Mirant Generation Cebu Limited Duration Company...............................................Cayman Islands
                  Toledo Power Co............................................................................Philippines
                  (52.5% - ARB Power Ventures, Inc.; 47.5% Mirant Generation Cebu Limited Duration Company)
               JEG Development Corporation...................................................................Philippnes
               (40% - Mirant Toledo Holdings Corporation; 60% - Third Parties)
               MAI-I Resources Corporation...................................................................Philippines
               (22.47% - Mirant Toledo Holdings Corporation; 77.53% - Third parties)
                  Philstar.com, Inc..........................................................................Philippines
                  (55% - MAI-I Resources Corporation; 42% - JEG Development Corporation; 3% - Third parties)
                  Hijos de F. Escano, Inc....................................................................Philippines
                  (28.67% - MAI-I Resources Corporation; 21.57% - JEG Development Corporation; 49.76% Third parties)
                      Visayan  Electric Company, Inc.........................................................Philippines
                      (51.24% Hijos de F. Escano, Inc.; 5.21% - MAI-I Resources Corporation; .055% - JEG Development
                      Corporation; 43.495% - Third parties)
            Mirant (Navotas II) Corporation .................................................................Philippines
            Mirant Navotas Corporation.......................................................................Philippines
            Mirant Sual Corporation..........................................................................Philippines
            (66.4% - Mirant (Philippines) Corporation;
            25.51% - Mirant Sual Investments Corporation; 8.09% - Third parties)
            Mirant Ilijan Investments Ltd. Partnership.......................................................Philippines
            (50% - Mirant (Philippines) Corporation;
            50% - Mirant (Philippines) Project Holdings Corporation)
               Mirant Diamond Holding Corporation ...........................................................Philippines
               (48.79% - Mirant Ilijan Investments Ltd. Partnership; 51.21% - Third party)
                      KEPCO Ilijan Corporation...............................................................Philippines
                      (41% Mirant Diamond Holding Corporation; 59% - Third parties)
  Mirant Asia-Pacific Construction (Hong Kong) Limited ......................................................Hong Kong
     Sual Construction Corporation...........................................................................Philippines
     Mirant (Philippines) Resources and Development Corporation..............................................Philippines
     (40% - Mirant Asia-Pacific Construction (Hong Kong) Limited; 60% - Third party)
            Mirant Philippines Industrial Power Corporation..................................................Philippines
            (60% - Mirant (Philippines) Resources and Development Corporation;
            40% - Mirant (Philippines) Energy Corporation)
            Toledo Holdings Corporation......................................................................Philippines
            (60% - Mirant (Philippines) Resources and Development Corporation; 40% - Mirant Generation Cebu


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
               Limited Duration Company)
               Mirant Philippines Industrial Power II Corporation............................................Philippines
               (60% - Mirant (Philippines) Resources and Development Corporation; 40% - Mirant (Philippines)
               Energy Corporation)
         MAP India (BVI) Limited.............................................................................British Virgin Islands
            Mirant Asia-Pacific (India) Private Limited......................................................India
         Mirant Eastern Power Plant Limited..................................................................British Virgin Islands
         MAP International Finance Corporation ..............................................................British Virgin Islands
            MAP Guangdong (BVI) Limited .....................................................................British Virgin Islands
               Mirant Guangdong (Shajiao C) Limited..........................................................British Virgin Islands
                  Stenus Limited.............................................................................Jersey
                  Laito Company Limited......................................................................Hong Kong
               Mirant Asia-Pacific (Europe) Investments Limited..............................................British Virgin Islands
            MAP Financial Services Limited...................................................................British Virgin Islands
         MAP Investments (BVI) Limited.......................................................................British Virgin Islands
         MAP Nominee Services Limited........................................................................British Virgin Islands
         Tranquil Star Corporation...........................................................................British Virgin Islands
            MAP Thailand (BVI) Limited.......................................................................British Virgin Islands
            BVR Holding Company Limited .....................................................................Thailand
            (28.18% - Tranquil Star Corporation; 71.82% - Third parties)
               Bayview Beach Resort Co., Ltd.................................................................Thailand
               (12.13% - Tranquil Star Corporation; 51% - BVR Holding Company Limited; 36.87% - Third parties)
         MAP Balagarh (BVI) Limited..........................................................................British Virgin Islands
            Mirant Balagarh Investments Limited..............................................................Mauritius
               Balagarh Power Company Limited ...............................................................India
               (26.32% - Mirant Balagarh Investments Limited; 73.68% - Third parties)
         MAP Hirma (BVI) Limited.............................................................................British Virgin Islands
            Mirant Hirma Investments Limited.................................................................Mauritius
         Mirant Asia-Pacific Operations (Hong Kong) Limited..................................................Hong Kong
            Mirant (Philippines) Operations Corporation......................................................Philippines
         MAP Project Management and Engineering (BVI) Limited................................................British Virgin Islands
         Mirant Asia-Pacific Singapore Pte Limited...........................................................Singapore
         China Johnston Southern, Limited....................................................................Mauritius
         CEPA Energy Investment (Mauritius) Limited..........................................................Mauritius
         CEPA Development (Mauritius) Company Limited........................................................Mauritius
Mirant Holdings Germany, Inc.................................................................................Delaware
Mirant Investments Germany, Inc..............................................................................Delaware
Mirant Investments Europe, Inc...............................................................................Delaware
   Mirant Development UK Limited ............................................................................England & Wales
   Mirant Europe ............................................................................................England & Wales
   (99.996% - Mirant Investments Europe, Inc.; 0.004% - Mirant Corporation)
   Mirant Holdings Netherlands, Inc..........................................................................Delaware
      Mirant Asset Development and Procurement B.V...........................................................Netherlands
   Mirant Investments Europe UK, Inc.........................................................................Delaware
      Southern Electric International - Netherlands B.V......................................................Netherlands
      Mirant Beteiligungs GmbH ..............................................................................Germany
         P.T. Tarahan Power Company..........................................................................Indonesia
         (55% - Mirant Beteiligungs  GmbH; 45% - Third party)
      Mirant Holdings Europe UK, Inc.........................................................................Delaware
         Mirant Investments UK Limited.......................................................................England & Wales
         (50% - Mirant Holdings Europe UK, Inc.; 50% - Mirant Investments Europe UK, Inc.)
            Mirant Holdings Immingham Limited................................................................England & Wales
               Mirant Generation and Trading ICHP Ltd........................................................England & Wales
         Mirant Investments Europe B.V.......................................................................Netherlands
         (50% - Mirant Holdings Netherlands, Inc.; 50% - Mirant Holdings Europe UK, Inc.)
            Mirant Europe B.V................................................................................Netherlands
            (45% - Mirant Investments Europe B.V.; 55% - Mirant Holdings Netherlands, Inc.)
               Mirant Energy Marketing Nordic A.B............................................................Sweden
               Mirant Deutschland GmbH.......................................................................Germany

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
                     Mirant Energy Marketing Switzerland GmbH...............................................Switzerland
                     (95% - Mirant Europe B.V.; 5% - Mirant Investments Europe B.V.)
                     Mirant Generation Italia S.r.l.........................................................Italy
                     (90% - Mirant Europe B.V.; 10% - Mirant Investments Europe B.V.)
            Mirant Generation Europe B.V....................................................................Netherlands
                     Mirant Italia S.r.l....................................................................Italy
                     (5% - Mirant Generation Europe B.V.; 95% - Third party)
SEI Brazil Holdings, Inc....................................................................................Delaware
SEI South America, Inc......................................................................................Delaware
   Southern Energy Brazil Holdings, Inc.....................................................................Cayman Islands
   (50% - SEI South America, Inc.; 50% - SEI Brazil Holdings, Inc.)
      T&S Participacoes Ltda................................................................................Brazil
      (99% - Southern Energy Brazil Holdings, Inc.; 1% - Third party)
Mirant Caribe, Inc..........................................................................................Delaware
   Mirant Caribbean Services, LLC...........................................................................Delaware
   Mirant JPSCO Development Services, LLC...................................................................Delaware
   Mirant Caribbean, Ltd....................................................................................British Virgin Islands
   Mirant Virgin Islands, L.L.C.............................................................................US Virgin Islands
Mirant Caribbean, Inc.......................................................................................Delaware
   Mirant Bahamas Investments Limited.......................................................................Bahamas
      Mirant Grand Bahama Limited...........................................................................Bahamas
         ICD Utilities Limited..............................................................................Bahamas
         (10.776% - Mirant Grand Bahama Limited; 89.224% - Third party)
            Grand Bahama Power Company Limited..............................................................Bahamas
            (50% - Mirant Grand Bahama Limited; 50% - ICD Utilities Limited)
   Mirant South America and Caribbean Finance, Ltd..........................................................British Virgin Islands
   (99% - Mirant Caribbean, Inc.; 1% - Mirant Caribe, Inc.)
      Puerto Rico Power Investments, Ltd....................................................................British Virgin Islands
      (99% - Mirant South America and Caribbean Finance, Ltd.; 1% - Mirant Caribe, Inc.)
   Mirant EcoElectrica Investments V, Ltd...................................................................British Virgin Islands
   (99% - Mirant Caribe, Inc.; 1% - Mirant Caribbean, Inc.)
      Mirant EcoElectrica Investments IV, Ltd...............................................................British Virgin Islands
      (99% - Mirant EcoElectrica Investments V, Ltd.; 1% - Mirant Caribbean, Inc.)
         Mirant EcoElectrica Investments III, Ltd...........................................................British Virgin Islands
            Mirant EcoElectrica Investments II, Ltd.........................................................British Virgin Islands
               Mirant EcoElectrica Investments I, Ltd.......................................................British Virgin Islands
                  Mirant EcoElectrica Services, Ltd.........................................................British Virgin Islands
                  Mirant EcoElectrica O&M, Ltd..............................................................British Virgin Islands
                  Mirant EcoElectrica LNG Investments, Ltd..................................................British Virgin Islands
                     Mirant EcoElectrica LNG Marketing, Ltd.................................................British Virgin Islands
                     Mirant EcoElectrica LNG Finance, Ltd...................................................British Virgin Islands
                        LNG Power, Ltd......................................................................British Virgin Islands
   Mirant (British Virgin Islands) III Investments, Ltd.....................................................British Virgin Islands
   (90% - Mirant Caribe, Inc.; 10% - Mirant Caribbean, Inc.)
      Mirant West Indies Investments, Ltd...................................................................British Virgin Islands
         Mirant (British Virgin Islands) II Investments, Ltd................................................British Virgin Islands
            Mirant JPSCO II Investments, Limited............................................................Jamaica
               Mirant JPSCO I Investments, Limited..........................................................Jamaica
                  Mirant (British Virgin Islands) I Investments, Ltd........................................British Virgin Islands
                     Mirant JPSCO (Barbados) SRL............................................................Barbados
                        Jamaica Public Service Company Limited..............................................Jamaica
                        (80% - Mirant JPSCO (Barbados) SRL; 20% - Third party)
      Mirant Curacao Investments II, Ltd....................................................................British Virgin Islands
         Mirant Curacao Investments, Ltd....................................................................British Virgin Islands
            Curacao Utilities Operating Company N.V.........................................................Netherlands Antilles
            Curacao Energy Company, Ltd.....................................................................Cayman Islands
            (50% - Mirant Curacao Investments, Ltd.; 50% - Third party)
               CUC Holdings, N.V............................................................................Netherlands Antilles
               (51% - Curacao Energy Company, Ltd.; 49% - Third party)


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
         Curacao Utilities Company, N.V.......................................................................Netherlands Antilles
      Integrated Utility Holdings Company, N.V................................................................Netherlands Antilles
      (33.3% - Mirant Curacao Investments, Ltd.; 66.6% - Third party)
CEMIG Investments, LLC .......................................................................................Delaware
(51% - Mirant International Investments, Inc.; 49% - Third party)
   Cayman Energy Traders......................................................................................Cayman Islands
   (51% - CEMIG Investments, LLC; 49% - Third party)
      Southern Electric do Brasil Participacoes, Ltda.........................................................Brazil
      (90.6% - Cayman Energy Traders; 9.4% Third parties)
SET Associados, S/A...........................................................................................Brazil
Mirant Trinidad Investments, Inc..............................................................................Delaware
   Power Generation Company Trinidad and Tobago Limited.......................................................Trinidad and Tobago
   (39% - Mirant Trinidad Investments, Inc.; 61% - Third parties)